Semiannual Report

January 31, 1998

INVESCO Small Company Value Fund

A no-load fund seeking
long-term capital growth.

INVESCO FUNDS

Market Overview                                                   February 1998
    After seven years of economic expansion, will 1998 be the year in which the U.S. economy slows down? That's the question currently being pondered by investment professionals. In 1997, near-perfect conditions contributed to above-average economic growth as measured by the Gross Domestic Product. This economic environment was appropriately named the "Goldilocks Economy," as low inflation, declining interest rates, and increased worker productivity produced double-digit gains in operating earnings for the fifth straight year for companies in the S&P 500 -- an unprecedented record. Also, consumer confidence in 1997 reached the highest level in 28 years, as jobs were plentiful and real wages improved for many Americans.(1)
    Against this backdrop, equity markets produced euphoric returns for investors -- major equity market indexes (both the S&P 500 and Dow Jones Industrial Average) returned more than 20% for the third straight year, the first time in history. However, most of the gains in 1997 were accumulated in the first eight months of the year; doubts about the sustainability of corporate profits increased market volatility over the latter half of 1997. In fact, the Dow Jones Industrial Average experienced swings of greater than 100 points on 52 occasions in 1997 (27 up days and 25 down). Fears of slowing economies in the Asian/Pacific Rim region, and their affect on the U.S. economy, produced the first market correction in more than seven years -- a decline in value of more than 10% from the indexes' highs.(1)
    Fixed-income markets also produced above-average results in 1997; however, these returns exhibited a different performance pattern. In the spring of 1997, fears of inflation and an overheating economy encouraged the Federal Reserve Board to increase short-term interest rates by 25 basis points. This action intensified speculation that the economy was expanding too fast, and higher interest rates were needed to cool it off. However, as inflation remained subdued, fears diminished. Investors then focused on the potential deflationary pressure exerted by the Asian currency crisis -- producing strong returns for fixed-income investors over the last six months. In fact, the implied rate on the 30-year U.S. government bond started off 1997 at 6.64%, moved to a high of 7.17% in April, and experienced a steady decline throughout the second half of the year, ending at 5.97%. (Yields tend to decline as prices rise.)
    The investment landscape in the U.S. has changed somewhat in 1998, yet, in many respects, the economy is still poised for growth with benign inflation. Unemployment remains at historically low levels and real wages are starting to increase. Intense price competition is keeping consumer prices in check; in many cases, prices are declining due to the flood of cheap goods from Asian countries. But for many companies, the easy gains in earnings produced over the last few years may be difficult to duplicate. Thus, this may be a year with increased volatility in the equity markets -- leading to a more selective stock market. For the fixed-income market, the fundamentals driving the rally in bond prices remain intact, with additional help from the Asian crisis.

INVESCO Small Company
Value Fund
    As the line graph on page 2 illustrates, for the period from inception through 1/31/98, the value of a $10,000 investment in INVESCO Small Company Value Fund, plus reinvested dividends and capital gain distributions, would have risen to $17,551. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Of course, past performance is not a guarantee of future results.)(2)
    For the six-month period ended 1/31/98, INVESCO Small Company Value Fund had a total return of 1.18%, compared to a total return of 4.42% for smaller-capitalization stocks, as measured by the Russell 2000.(1)(2)
    The fund continues to use a value-oriented, quantitative investment style to select equities. This approach skews the fund's investments into stocks with low price-to-book values, strong balance sheets, and a high degree of ownership by management. We seek to keep the fund industry- and sector-neutral, focusing instead on individual securities.

                         Small Company Value Fund
                        Average Annual Total Return
                             as of 1/31/98 (2)

                       ------------------------------
                       1 Year                  19.84%
                       ------------------------------
                       Since inception (12/93) 14.46%
                       ------------------------------

    During the last six months, small-cap stocks lagged the returns produced by large-caps. The fund underperformed the index on a six-month basis primarily due to the significant outperformance of high-growth stocks in the late summer of 1997. However, our disciplined investment approach did help mitigate much of the market volatility in the fall of 1997.
    Over the last six months, some of the strongest performing stocks for the fund were in the utilities and financial services sectors, which have limited exposure to Asian economies and were reasonably priced. In comparison, many high-growth, aggressively priced technology stocks suffered severe loss of capital as much of their future growth was dependent on strong Asian economies. The fund continues to avoid these types of securities.

Graph:
      This line graph compares the value of a $10,000 investment in INVESCO Small Company Value Fund to the value of a $10,000 investment in the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 1/31/98.

Looking Forward
    We believe that many of the best investment opportunities in the U.S. may be available in small-cap stocks. After three years in which large-cap stocks have significantly outperformed, we may be entering a prolonged period of relative outperformance for small-cap stocks. This may be especially true over the next year, as many large-cap stocks will be influenced by the slowdown in Asian economies -- whereas small-cap stocks depend primarily on the strength of the U.S. economy. For the patient, long-term investor, small-cap stocks could offer dynamic possibilities. However, this fund is not suitable for market timing, historically an inefficient investment strategy.

Fund Management
    INVESCO Small Company Value Fund is managed by Bob Slotpole, senior vice president and director of equities for INVESCO Management & Research, Inc. He earned an MBA from Stanford University, as well as a BS from the State University of New York-Buffalo. Bob began his investment career in 1975. Previously, he was associated with First Boston and Lehman Brothers.

(1)The Russell 2000 is an unmanaged index of common stocks considered representative of the smaller-capitalization stock market. The S&P 500 index represents the broad equity market, while the Dow Jones Industrial Average is indicative of large-capitalization stocks.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO Fund Codes
         These two-digit codes appear after your account number on Investment Summaries and confirmations. You may also use them to request information about specific funds on PAL(R), your Personal Account Line.

         Money Market Funds
         44       U.S. Government Money Fund
         25       Cash Reserves
         40       Tax-Free Money Fund
         Tax-Exempt Funds
         36       Tax-Free Intermediate Bond
         35       Tax-Free Long-Term Bond
         Bond Funds
         33       Short-Term Bond
         47       Intermediate Government Bond
         32       U.S. Government Securities
         30       Select Income
         31       High Yield
         All-Weather Funds
         15       Industrial Income
         70       Multi-Asset Allocation
         48       Total Return
         71       Balanced
         Equity Funds
         10       Growth
         20       Dynamics
         60       Small Company Growth
         46       Value Equity
         74       Small Company Value
         23       S&P 500 Index Fund
         Sector Funds
         50       Energy
         59       Environmental Services
         57       Financial Services
         51       Gold
         52       Health Sciences
         53       Leisure
         42       Realty
         55       Technology
         58       Utilities
         38       Worldwide Capital Goods
         39       Worldwide Communications
         International Funds
         49       International Growth
         43       Emerging Markets
         41       Asian Growth
         54       Pacific Basin
         56       European
         37       European Small Company
         34       Latin American Growth


For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO Diversified Funds, Inc. -- Small Company Value Fund
Ten Largest Common Stock Holdings
January 31, 1998


Description                                                              Value
--------------------------------------------------------------------------------
Dexter Corp                                                            $857,063
Airborne Freight                                                        832,162
Comverse Technology                                                     815,237
Orion Capital                                                           802,125
Trigon Healthcare                                                       781,075
Magna Group                                                             779,581
Arterial Vascular Engineering                                           757,050
True North Communications                                               746,856
Pulte Corp                                                              741,675
Liberty Property Trust SBI                                              735,088

Composition of holdings is subject to change.

INVESCO Diversified Funds, Inc. -- Small Company Value Fund
Statement of Investment Securities
January 31, 1998
UNAUDITED

                                                            Shares or
                                                            Principal
Description                                                    Amount                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS 89.15%
AEROSPACE & DEFENSE 0.85%
Esterline Technologies*                                         4,800            $    164,700
GenCorp Inc                                                    15,500                 383,625
                                                                                 ------------
                                                                                      548,325
                                                                                 ------------
AIR FREIGHT 2.44%
Airborne Freight                                               11,700                 832,162
Expeditors International of Washington                         13,200                 410,850
Yellow Corp*                                                   12,700                 331,788
                                                                                 ------------
                                                                                    1,574,800
                                                                                 ------------
AIRLINES 0.41%
America West Holdings Class B*                                 12,200                 266,113
                                                                                 ------------
AUTO PARTS 2.06%
Arvin Industries                                               15,100                 520,950
Borg-Warner Automotive                                          5,000                 267,813
Detroit Diesel*                                                15,000                 288,750
MascoTech Inc                                                  13,200                 249,975
                                                                                 ------------
                                                                                    1,327,488
                                                                                 ------------
AUTOMOBILES 0.38%
Smith (A O) Corp                                                5,800                 243,600
                                                                                 ------------
BANKS 5.50%
ALBANK Financial                                                9,800                 444,675
Associated Banc-Corp*                                           7,497                 387,033
Cullen Frost Bankers                                            8,700                 477,412
Imperial Bancorp*                                              15,900                 732,394
Independent Bank & Trust                                        9,600                 156,000
Magna Group                                                    17,300                 779,581
TR Financial                                                   10,600                 315,350





US Trust                                                        4,300            $    255,313
                                                                                 ------------
                                                                                    3,547,758
                                                                                 ------------
BEVERAGES 1.52%
Canandaigua Brands Class A*                                    11,600                 619,150
Coors (Adolph) Co Class B                                      11,400                 361,950
                                                                                 ------------
                                                                                      981,100
                                                                                 ------------
BIOTECHNOLOGY 0.43%
INCYTE Pharmaceuticals*                                         6,400                 277,600
                                                                                 ------------
BUILDING MATERIALS 2.85%
Centex Construction Products                                   10,700                 329,025
Lone Star Industries                                           12,300                 684,187
Southdown Inc                                                   3,900                 245,944
TJ International                                               23,500                 578,688
                                                                                 ------------
                                                                                    1,837,844
                                                                                 ------------
CHEMICALS 1.78%
Dexter Corp                                                    21,000                 857,063
Terra Industries                                               24,300                 291,600
                                                                                 ------------
                                                                                    1,148,663
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT &
   MANUFACTURING 1.57%
Comverse Technology*                                           24,200                 815,237
Tekelec*                                                        6,100                 197,869
                                                                                 ------------
                                                                                    1,013,106
                                                                                 ------------
COMPUTER RELATED 4.47%
Aspen Technology*                                              12,600                 451,237
BancTec Inc*                                                   11,050                 282,466
Boole & Babbage*                                               13,300                 427,262
Computer Horizons*                                              4,800                 200,850
Harbinger Corp*                                                 6,900                 170,775
Hyperion Software*                                             10,300                 415,862
SMART Modular Technologies*                                     9,200                 263,638
Stratus Computer*                                               4,000                 168,750
Symantec Corp*                                                  8,200                 193,725
Systems & Computer Technology*                                  7,400                 308,950

                                                                                 ------------




                                                                                 $  2,883,515
                                                                                 ------------
CONSUMER FINANCE 0.28%
FIRSTPLUS Financial Group*                                      5,900                 179,213
                                                                                 ------------
CONTAINERS 0.69%
AptarGroup Inc*                                                 8,700                 443,700
                                                                                 ------------
DISTRIBUTION 0.24%
Russ Berrie & Co                                                5,900                 151,556
                                                                                 ------------
ELECTRIC UTILITIES 4.05%
Black Hills                                                     6,600                 216,975
Central Maine Power                                            17,700                 293,156
CILCORP Inc                                                     6,000                 268,500
Commonwealth Energy Systems SBI                                14,000                 481,250
Hawaiian Electric Industries                                      600                  23,437
IES Industries                                                 13,400                 491,612
Minnesota Power & Light*                                        8,800                 347,600
SIGCORP Inc*                                                   17,000                 485,563
                                                                                 ------------
                                                                                    2,608,093
                                                                                 ------------
ELECTRICAL EQUIPMENT 1.10%
Electro Scientific Industries*                                  4,000                 124,000
Moog Inc Class A*                                               7,800                 268,125
Technitrol Inc                                                  9,800                 315,438
                                                                                 ------------
                                                                                      707,563
                                                                                 ------------
ELECTRONICS 0.32%
Brown & Sharpe Manufacturing Class A*                          19,700                 203,156
                                                                                 ------------
ELECTRONICS -- SEMICONDUCTOR 2.62%
DSP Group*                                                     13,600                 304,300
Dallas Semiconductor*                                           7,300                 344,925
Etec Systems*                                                  11,400                 473,100
PMC-Sierra Inc*                                                 7,000                 238,000
Plexus Corp*                                                   21,300                 330,150
                                                                                 ------------
                                                                                    1,690,475
                                                                                 ------------
ENGINEERING & CONSTRUCTION 0.45%
Stone & Webster                                                 7,500                 290,625
                                                                                 ------------





EQUIPMENT -- SEMICONDUCTOR 0.48%
Kulicke & Soffa Industries*                                    15,200            $    307,800
                                                                                 ------------
FOODS 0.44%
Smithfield Foods*                                               8,500                 283,688
                                                                                 ------------
GAMING 0.59%
Anchor Gaming*                                                  6,600                 379,500
                                                                                 ------------
HEALTH CARE DRUGS -- PHARMACEUTICALS 2.67%
Agouron Pharmaceuticals*                                       10,700                 371,825
ALPHARMA Inc Class A                                            5,500                 113,094
Bindley Western Industries                                     15,200                 424,650
ICN Pharmaceuticals                                             4,500                 231,187
Perrigo Co*                                                    49,900                 580,087
                                                                                 ------------
                                                                                    1,720,843
                                                                                 ------------
HEALTH CARE RELATED 6.64%
ATL Ultrasound*                                                 6,900                 286,350
Acuson Corp*                                                   15,800                 266,625
Arterial Vascular Engineering*                                 10,300                 757,050
Datascope Corp*                                                 9,400                 215,025
Integrated Health Services                                     12,600                 360,675
OEC Medical Systems*                                            9,400                 207,975
Osteotech Inc*                                                  7,000                 183,750
PAREXEL International*                                          9,000                 310,500
Theragenics Corp*                                               7,500                 362,813
Trigon Healthcare*                                             31,400                 781,075
Universal Health Services Class B*                              8,400                 391,650
West Co                                                         5,200                 158,925
                                                                                 ------------
                                                                                    4,282,413
                                                                                 ------------
HOMEBUILDING 2.23%
Lennar Corp*                                                   13,500                 331,594
Nortek Inc*                                                     7,100                 184,156
Pulte Corp                                                     17,400                 741,675
US Home*                                                        4,700                 178,306
                                                                                 ------------
                                                                                    1,435,731
                                                                                 ------------
HOUSEHOLD FURNITURE & APPLIANCES 0.51%
Furniture Brands International*                                12,800                 330,400
                                                                                 ------------





INSURANCE 5.57%
ALLIED Group                                                   18,150            $    499,125
Delphi Financial Group Class A*                                11,564                 511,707
Executive Risk                                                  3,300                 235,125
FBL Financial Group Class A*                                    6,100                 239,806
Frontier Insurance Group                                        9,700                 231,588
Horace Mann Educators                                          12,000                 385,500
NAC Re                                                          9,400                 470,000
Orion Capital                                                  18,000                 802,125
Vesta Insurance Group                                           3,800                 214,700
                                                                                 ------------
                                                                                    3,589,676
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 0.78%
Advest Group                                                    9,400                 215,025
Raymond James Financial                                         8,300                 287,387
                                                                                 ------------
                                                                                      502,412
                                                                                 ------------
IRON & STEEL 0.59%
AK Steel Holding                                               14,000                 250,250
Commercial Metals                                               4,400                 133,100
                                                                                 ------------
                                                                                      383,350
                                                                                 ------------
LEISURE TIME 0.59%
Carmike Cinemas Class A*                                       12,700                 381,794
                                                                                 ------------
LODGING -- HOTELS 0.67%
Bristol Hotel*                                                  8,550                 214,819
Prime Hospitality*                                             11,600                 218,950
                                                                                 ------------
                                                                                      433,769
                                                                                 ------------
MACHINERY 2.39%
Aeroquip-Vickers Inc*                                           4,200                 210,000
Applied Power Class A*                                          4,700                 327,825
Asyst Technologies*                                             8,700                 199,013
Cincinnati Milacron                                             7,200                 183,600
IDEX Corp                                                      11,200                 375,200
Manitowoc Co                                                    7,200                 244,800
                                                                                 ------------
                                                                                    1,540,438
                                                                                 ------------





MANUFACTURING 0.61%
Robbins & Myers                                                 5,900            $    184,375
Tredegar Industries                                             3,200                 205,800
                                                                                 ------------
                                                                                      390,175
                                                                                 ------------
NATURAL GAS 0.83%
ONEOK Inc                                                      15,600                 533,325
                                                                                 ------------
OIL & GAS RELATED 4.16%
Cabot Oil & Gas Class A                                        14,200                 281,337
Cliffs Drilling*                                                7,600                 321,100
Energen Corp                                                    5,000                 195,000
HS Resources*                                                  13,700                 192,656
Marine Drilling*                                               13,400                 241,200
Newpark Resources*                                             25,800                 419,250
St Mary Land & Exploration                                      5,000                 168,750
Trico Marine Services*                                         14,300                 237,737
Veritas DGC*                                                   10,800                 398,925
Vintage Petroleum                                              12,800                 225,600
                                                                                 ------------
                                                                                    2,681,555
                                                                                 ------------
PAPER & FOREST PRODUCTS 1.14%
Kimberly-Clark Corp                                            10,962                 572,079
Pope & Talbot                                                  11,300                 163,850
                                                                                 ------------
                                                                                      735,929
                                                                                 ------------
PUBLISHING 0.85%
Consolidated Graphics*                                          5,700                 232,631
Pulitzer Publishing                                             5,266                 312,669
                                                                                 ------------
                                                                                      545,300
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 6.69%
American General Hospitality                                    8,500                 234,281
CBL & Associates Properties                                    26,700                 659,156
Essex Property Trust                                            7,000                 241,062
FelCor Suite Hotels                                             7,200                 268,650
Gables Residential Trust SBI                                   13,200                 360,525
Highwoods Properties*                                           7,000                 253,312
Liberty Property Trust SBI                                     27,100                 735,088
MGI Properties                                                 11,800                 295,000
Merry Land & Investment                                        15,200                 350,550





Patriot American Hospitality                                   22,499                 576,537
Shurgard Storage Centers Class A                               11,800                 337,038
                                                                                 ------------
                                                                                    4,311,199
                                                                                 ------------
RESTAURANTS 1.91%
Brinker International*                                         15,400                 257,950
CKE Restaurants                                                12,760                 563,832
ShowBiz Pizza Time*                                            16,700                 411,238
                                                                                 ------------
                                                                                    1,233,020
                                                                                 ------------
RETAIL 3.08%
Cash America International                                     20,100                 238,687
Footstar Inc*                                                  11,000                 294,250
Pacific Sunwear of California*                                  3,900                 112,125
Pier 1 Imports                                                 21,450                 501,394
Proffitts Inc*                                                 19,800                 581,625
Shopko Stores*                                                 10,200                 260,100
                                                                                 ------------
                                                                                    1,988,181
                                                                                 ------------
SAVINGS & LOAN 3.47%
Astoria Financial*                                              9,300                 477,788
Commercial Federal                                             10,650                 346,125
FirstFed Financial*                                             5,000                 175,625
ONBANCorp Inc                                                   3,500                 244,125
Peoples Heritage Financial Group                                9,400                 404,200
Sovereign Bancorp                                              22,800                 424,650
St Paul Bancorp                                                 6,700                 162,475
                                                                                 ------------
                                                                                    2,234,988
                                                                                 ------------
SERVICES 3.47%
Billing Information Concepts*                                   6,200                 272,800
Caribiner International*                                        4,200                 132,300
DeVRY Inc*                                                     10,200                 308,550
G&K Services Class A                                           13,600                 574,600
Norrell Corp                                                   10,200                 202,725
True North Communications                                      30,100                 746,856
                                                                                 ------------
                                                                                    2,237,831
                                                                                 ------------




TELECOMMUNICATIONS -- CELLULAR &
   WIRELESS 0.68%
Brightpoint Inc*                                               16,200            $    272,362
CommNet Cellular*                                               4,600                 165,313
                                                                                 ------------
                                                                                      437,675
                                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE 0.61%
Premiere Technologies*                                         15,800                 395,000
                                                                                 ------------
TEXTILE -- APPAREL MANUFACTURING 1.42%
Burlington Industries*                                         22,000                 313,500
Kellwood Co                                                    14,900                 452,588
Oxford Industries*                                              4,900                 147,000
                                                                                 ------------
                                                                                      913,088
                                                                                 ------------
TEXTILE -- HOME FURNISHINGS 0.91%
Springs Industries Class A                                     11,200                 589,400
                                                                                 ------------
TOBACCO 0.88%
DiMon Inc                                                      19,000                 390,687
Standard Commercial*                                           10,900                 178,488
                                                                                 ------------
                                                                                      569,175
                                                                                 ------------
UTILITIES WATER 0.28%
E'town Corp                                                     5,000                 180,625
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $54,931,373)                                                              57,472,573
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 10.85%
Repurchase  Agreement  with
 State  Street  Bank & Trust Co
 dated  1/30/1998 due 2/2/1998
 at 5.530%,  repurchased at
 $6,996,223  (Collaterized by
 US Treasury Bonds due 11/15/2015
 at 9.875%, value $7,144,566)
 (Cost $6,993,000)                                        $ 6,993,000               6,993,000
                                                                                 ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $61,924,373)
 (Cost for Income
   Tax Purposes
   $61,933,195)                                                                  $ 64,465,573
                                                                                 ============

* Security is non-income producing.

See Notes to Financial Statements


INVESCO Diversified Funds, Inc. -- Small Company Value Fund
Statement of Assets and Liabilities
January 31, 1998
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $61,924,373)~                                          $    64,465,573
Receivables:
   Investment Securities Sold                                           386,000
   Fund Shares Sold                                                     166,420
   Dividends and Interest                                                26,361
Prepaid Expenses                                                         93,897
                                                                ---------------
TOTAL ASSETS                                                         65,138,251
                                                                ---------------
LIABILITIES
Payables:
   Custodian                                                              7,008
   Fund Shares Repurchased                                            1,392,539
Accrued Expenses and Other Payables                                      19,247
                                                                ---------------
TOTAL LIABILITIES                                                     1,418,794
                                                                ---------------
Net Assets at Value                                             $    63,719,457
                                                                ===============
NET ASSETS
Paid-in Capital*                                                $    60,862,524
Accumulated Undistributed Net
   Investment Income                                                     90,089
Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign Currency
   Transactions                                                         225,644
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                      2,541,200
                                                                ---------------
Net Assets at Value                                             $    63,719,457
                                                                ===============
Net Asset Value, Offering and Redemption
   Price per Share                                                       $11.44
                                                                       ========

~ Investment securities at cost and value at January 31, 1998 include a repurchase agreement of $6,993,000.

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 5,569,839 were outstanding at January 31, 1998.

See Notes to Financial Statements

INVESCO Diversified Funds, Inc. -- Small Company Value Fund
Statement of Operations
Six Months Ended January 31, 1998
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                       $       363,228
Interest                                                                135,425
                                                                ---------------
   TOTAL INCOME                                                         498,653
                                                                ---------------
EXPENSES
Investment Advisory Fees                                                245,467
Transfer Agent Fees                                                      98,079
Administrative Fees                                                       9,910
Custodian Fees and Expenses                                              19,364
Directors' Fees and Expenses                                              6,704
Professional Fees and Expenses                                           12,255
Registration Fees and Expenses                                           42,441
Reports to Shareholders                                                   6,629
Other Expenses                                                            2,662
                                                                ---------------
   TOTAL EXPENSES                                                       443,511
   Fees and Expenses Absorbed
   by Investment Adviser                                               (36,345)
                                                                ---------------
   NET EXPENSES                                                         407,166
                                                                ---------------
NET INVESTMENT INCOME                                                    91,487
                                                                ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                      5,322,066
                                                                ---------------
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                     (4,307,378)
                                                                ---------------
NET GAIN ON INVESTMENT SECURITIES                                     1,014,688
                                                                ---------------
Net Increase in Net Assets from Operations                      $     1,106,175
                                                                ===============

See Notes to Financial Statements

INVESCO Diversified Funds, Inc. -- Small Company Value Fund
Statement of Changes in Net Assets


                                                                 Six Months              Year
                                                                      Ended             Ended
                                                                 January 31           July 31
                                                               ------------      ------------
                                                                       1998              1997
                                                                  UNAUDITED
OPERATIONS
Net Investment Income                                          $     91,487      $    375,616
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions                                  5,322,066         9,253,370
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                                (4,307,378)         6,341,586
                                                               ------------      ------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                         1,106,175        15,970,572
                                                               ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                              (11,915)         (380,682)
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions                               (14,103,068)       (6,451,835)
                                                               ------------      ------------
TOTAL DISTRIBUTIONS                                            (14,114,983)       (6,832,517)
                                                               ------------      ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                   161,012,289       259,425,974
Reinvestment of Distributions                                    12,733,994         6,781,554
                                                               ------------      ------------
                                                                173,746,283       266,207,528
Amounts Paid for Repurchases
   of Shares                                                  (155,566,971)     (263,489,815)
                                                               ------------      ------------
NET INCREASE IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS                                            18,179,312         2,717,713
                                                               ------------      ------------
Total Increase in Net Assets                                      5,170,504        11,855,768
NET ASSETS





Beginning of Period                                              58,548,953        46,693,185
                                                               ------------      ------------
End of Period (Including
   Accumulated Undistributed Net
   Investment Income of $79,284
   and $10,517, respectively)                                  $ 63,719,457      $ 58,548,953
                                                               ============      ============

FUND SHARE TRANSACTIONS
Shares Sold                                                      11,119,333        19,903,341
Shares Issued from Reinvestment
   of Distributions                                               1,127,900           551,365
                                                               ------------      ------------
                                                                 12,247,233        20,454,706
Shares Repurchased                                               10,595,773      (20,367,666)
                                                               ------------      ------------
Net Increase in Fund Shares                                       1,651,460            87,040
                                                               ============      ============

See Notes to Financial Statements


INVESCO Diversified Funds, Inc. -- Small Company Value Fund
Notes to Financial Statements
UNAUDITED
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Diversified Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of Small Company Value Fund. The investment objective of the Fund is to seek long- term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
         Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of  exchange prevailing  when such  securities  are  acquired.  Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
          The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
          The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
D.   FEDERAL  AND  STATE  TAXES  --  The Fund  has complied,  and  continues  to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
          Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
          Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E.   DIVIDENDS   AND   DISTRIBUTIONS   TO   SHAREHOLDERS--   Dividends  and
     distributions   to  shareholders  are  recorded  by  the  Fund  on  the  ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liablities.
NOTE 2 -- INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of average net assets.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Management & Research, Inc. ("IMR"), an affiliate of IFG, investment decisions of the Fund are made by IMR. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    IFG and IMR have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $52,280,109 and $46,528,312, respectively.
    There were no purchases or sales of U.S. Government securities.
NOTE 4 -- APPRECIATION AND DEPRECIATION. At January 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $6,225,495 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $3,693,117, resulting in net appreciation of $2,532,378.
NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IMR.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.

    Pension expenses for the six months ended January 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $656. Unfunded accrued pension costs of $1,607 and pension liability of $3,615 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At January 31, 1998, there were no such borrowings.

INVESCO Diversified Funds, Inc. -- Small Company Value Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                     Six Months                                                      Period
                                                       Ended                                                          Ended
                                                    January 31                   Year Ended July 31                 July 31
                                                 --------------        -------------------------------------       --------
                                                       1998               1997           1996           1995          1994^
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value --
   Beginning of Period                           $        14.94        $ 12.19      $   11.77       $   9.76       $  10.00
                                                 --------------        -------------------------------------       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.02           0.09           0.08           0.05           0.06
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          0.11           4.10           0.68           2.05         (0.28)
                                                 --------------        -------------------------------------       --------
Total from Investment Operations                           0.13           4.19           0.76           2.10         (0.22)
                                                 --------------        -------------------------------------       --------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income+                                                 0.00           0.09           0.08           0.09           0.02
Distributions from Capital Gains                           3.63           1.35           0.26           0.00           0.00
                                                 --------------        -------------------------------------       --------
Total Distributions                                        3.63           1.44           0.34           0.09           0.02
                                                 --------------        -------------------------------------       --------
Net Asset Value-- End of Period                  $        11.44        $ 14.94      $   12.19      $   11.77       $   9.76
                                                 ==============        =====================================       ========

TOTAL RETURN                                             1.18%*         36.97%          6.47%         21.64%       (2.21%)*






RATIOS
Net Assets -- End of Period
   ($000 Omitted)                                       $63,719        $58,549        $46,693        $40,071        $13,474
Ratio of Expenses to Average
   Net Assets#                                           0.63%*         1.25%@         1.09%@          1.00%         1.00%~
Ratio of Net Investment Income to
   Average Net Assets#                                   0.14%*          0.75%          0.61%          0.84%         1.20%~
Portfolio Turnover Rate                                    79%*           147%           156%            73%           55%*
Average Commission Rate Paid^^                         $0.0600*        $0.0582             --             --             --

^ From  December 1, 1993,  commencement  of investment  operations,  to July 31,
  1994.

+ Distributions from net investment income for 1998 aggregated less than $0.01 on a per share basis.

* Based  on  operations  for  the  period  shown  and,  accordingly,   are   not
  representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and IMR for the six months ended January 31, 1998, the years ended July 31, 1997, 1996 and 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.68% (not annualized), 1.35%, 1.09%, 1.32% and 1.64% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.09% (not annualized), 0.65%, 0.61%, 0.52% and 0.56%
  (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for the fiscal years beginning September 1, 1995 and thereafter.


INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.